EXHIBIT 24.1



                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

            That each person whose signature appears below, as a Director and/or Officer of FMC Technologies, Inc. (the "Company"), a Delaware corporation with its general offices in the County of County of Cook, Illinois, does hereby make, constitute and appoint Randall S. Ellis and Steven H. Shapiro, or any one of them acting alone, his or her true and lawful attorneys, with full power of substitution and resubstitution, in his or her name, place and stead, in any and all capacities, to execute and sign a registration statement or registration statements on Form S-8 covering the registration of securities of the Company to be issued under the FMC Technologies, Inc. Incentive Compensation and Stock Plan as approved by the Board of Directors of the Company; and any amendments or post-effective amendments to such registration statement or statements and documents in connection therewith, all to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, giving and granting unto said attorneys full power and authority to do and perform such actions as fully as they might have done or could do if personally present and executing any of said documents.

Dated and effective as of the 14th of June, 2001.



  /s/ Robert N. Burt                        /s/ Joseph H. Netherland
------------------------------------       -------------------------------------
Robert N. Burt, Chairman and Director      Joseph H. Netherland, Chief Executive
                                           Officer, President and Director


  /s/ Mike R. Bowlin                       /s/ B.A. Bridgewater, Jr.
------------------------------------       -------------------------------------
Mike R. Bowlin, Director                   B.A. Bridgewater, Jr., Director


  /s/ Asbjorn Larsen                       /s/ Edward J. Mooney
------------------------------------       -------------------------------------
Asbjorn Larsen, Director                   Edward J. Mooney, Director


  /s/ William F. Reilly                    /s/ James M. Ringler
------------------------------------       -------------------------------------
William F. Reilly, Director                James M. Ringler, Director


  /s/ James R. Thompson                    /s/ William H. Schumann III
------------------------------------       -------------------------------------
James R. Thompson, Director                William H. Schumann III, Senior Vice
                                           President and Chief Financial Officer


  /s/ Ronald D. Mambu
------------------------------------
Ronald D. Mambu,
Vice President and Controller